497(e)
                                                                       333-05593

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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED SEPTEMBER 15, 2003 TO THE SEPTEMBER 15, 2003 PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAIS") FOR:
Equitable Accumulator(R)
Equitable Accumulator(R) Elite
Equitable Accumulator(R) Plus
Equitable Accumulator(R) Select
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This supplement modifies certain information in the above-referenced
Prospectuses and SAIs dated September 15, 2003, as previously supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectus. We will send you another copy of any Prospectus without charge, upon request. Please note the following change to your Prospectus:

1. All references to the U.S. Real Estate -- Class I portfolio are hereby changed to the U.S. Real Estate -- Class II portfolio.





























           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                               New York, NY 10104
                                (212) 554-1234

   Copyright 2003. The Equitable Life Assurance Society of the United States.
                              All Rights reserved.
                 Accumulator(R) is a registered servicemark of
          The Equitable Life Assurance Society of the United States.


IM-03-10 Supp (9/03)                                    Cat. No. 132943 (9/03)
                                                        x00611